GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Dynamic Allocation Fund

(the “Fund”)

Supplement dated August 23, 2013 to the

Prospectus (the “Prospectus”) and the Statement of Additional Information (“SAI”)

dated April 30, 2013

Effectively immediately, Sudarshan Gururaj no longer serves as a portfolio manager for the Fund and James Park will serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosure is modified as follows:

All references to Mr. Gururaj in the Prospectus and SAI are removed.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Dynamic Allocation Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies Managing Director, has managed the Fund since 2010; Osman Ali, CFA, Managing Director, has managed the Fund since 2011; Steve Jeneste, CFA, Managing Director, has managed the Fund since 2011; and James Park, Managing Director, has managed the Fund since 2013.

The following row is added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible Since	Five Year Employment History
James Park, Managing Director	Portfolio Manager— Dynamic Allocation Fund	2013	Mr. Park joined the Investment Adviser as a member of the Quantitative Investment Strategies (QIS) team in 2004. He is a senior member of the QIS research and portfolio management team.

This Supplement should be retained with your Prospectus and SAI for future reference.

SELSATDASTK 08-13